	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2002-1

	Distribution Number	30
	Beginning Date of Collection Period	01-Aug-04
	End Date of Collection Period	31-Aug-04
	Distribution Date	20-Sep-04
	Previous Distribution Date	20-Aug-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds
	Available Distribution Amount	339,974,816.44
	Principal Collections (including repurchase by Master Servicer)
	Interest Collections (net of servicing fee)	2,597,030.79
	Collections of Interest (net of servicing fee and principal recoveries)
	Servicing fee	140,574.08
	Principal recoveries	24,697.24
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	340,115,390.52
	Interest Paid to Certificates	253,896.18
	Principal Paid to Certificates (including repurchase by Master Servicer)
	Equity Certificate	193,756,957.62
	Servicing Fee	140,574.08

	Pool Balance
	Begin Principal Balance	337,377,785.65
	Principal Collections (including repurchases)	12,219,146.84
	Additional Principal Reduction Amount	642,683.16
	End Principal Balance (end of Collection Period)	324,515,955.65
	Repurchase of Loans by Master Servicer on September 20, 2004
	Ending Principal Balance as of September 20, 2004 Distribution Date

	Collateral Performance
	Cash Yield (% of beginning balance)	9.65%
	Charge off Rate (net of principal recoveries; % of beginning balance)
	Net Yield	7.45%

	Delinquent Loans
	30-59 days principal balance of loans	14,228,583.92
	30-59 days number of loans	154
	60-89 days principal balance of loans	4,035,965.46
	60-89 days number of loans	47
	90+ days principal balance of loans	17,079,388.78
	90+ days number of loans	187

	Home Equity Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period
	Number of loans purchased or substituted pursuant to 2.04 during the period
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period
	Number of loans purchased or substituted pursuant to 3.01 during the period
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period
	Substitution Adjustment Amounts	-
	Number outstanding beginning of period	4,220
	Number outstanding end of period	4,074
	Principal balance of REO as of the end of the collection period
	Number of loans that went into REO during the collection period
	Principal balance of loans that went into REO during the collection period

	Overcollateralization
	Begin OC Amount	191,413,823.01
	OC Release Amount	191,413,823.01
	Extra Principal Distribution	-
	End OC Amount	(0.00)

	Target OC Amount	-
	Interim OC Amount	191,413,823.01
	Interim OC Deficiency	-

	Monthly Excess Cashflow	2,343,134.61
	Principal Distribution Amount	145,963,962.64
	Principal Collections	337,377,785.65
	OC Release Amount	191,413,823.01

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Total Certificate Principal Balance as Percent of Total Original Certificate Balance

	Interest Calculations
	1 month LIBOR	1.60000%
	Class A Formula Rate (1-mo. Libor plus 37bps)	1.97000%
	Class A Pass-Through Rate	1.97000%
	Class M Formula Rate (1-mo. Libor plus 82bps)	2.42000%
	Class M Pass-Through Rate	2.42000%
	Available Funds Cap	9.56323%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	144.282944
	2. Principal Distribution per $1,000	144.038599
	3. Interest Distribution per $1,000	0.244345

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	1.97000%
	2. Days in Accrual Period	31

	3. Class A Interest Due	220,099.32
	4. Class A Interest Paid	220,099.32
	5. Class A Supplemental Interest Amount Paid	0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP
	7. Class A Unpaid Supplemental Interest Amount, EOP

	C. Calculation of Class A Principal Due & Paid
	1. Class A Certificate Principal Balance, BOP	129,745,792.62
	2. Class A Principal Due	129,745,792.62
	3. Class A Principal Paid	129,745,792.62
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A unpaid Principal Carry Forward Amount	0.00
	6. Class A Certificate Principal Balance, EOP	-

	7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP
	8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	144.338759
	2. Principal Distribution per $1,000	144.038598
	3. Interest Distribution per $1,000	0.300160

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	2.42000%
	2. Days in Accrual Period	31

	3. Class M Interest Due	33,796.86
	4. Class M Interest Paid	33,796.86
	5. Class M Supplemental Interest Amount Paid	0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP
	7. Class M Unpaid Supplemental Interest Amount, EOP

	C. Calculation of Class M Principal Due & Paid
	1. Class M Certificate Principal Balance, BOP	16,218,170.02
	2. Class M Principal Due	16,218,170.02
	3. Class M Principal Paid	16,218,170.02
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Certificate Principal Balance, EOP	-

	7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP
	8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2002-1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Servicer ( the "Master Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of March 15, 2002 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Master Servicer, and
JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on September 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of September, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer